                                                 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

                                                                                 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

              Date of Report (Date of earliest event reported):  December 3, 2008

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

                                    Delaware                                      001-16533                                          63-1261433
(State of Incorporation)               (Commission File No.)                     (IRS Employer I.D. No.)

                    100 Brookwood Place, Birmingham, Alabama                      35209
                 (Address of Principal Executive Office )                       (Zip code)

                 Registrant’s telephone number, including area code:     (205)  877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 5.02b                           Departure of Directors; Election of Directors

On December 3, 2008 Paul R. Butrus informed our Board of Directors that he intended to resign as a Director before the end of 2008. Our Board has accepted Mr. Butrus’ resignation with an effective date of December 31, 2008. Mr. Butrus’ resignation is for personal reasons and was not a result of a disagreement with management regarding the Company's operations, policies, practices or otherwise.

Item 9.01	Financial Statements and Exhibits

99.1	Letter of resignation from Paul R. Butrus, to ProAssurance Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2008

PROASSURANCE CORPORATION

By:  /s/ Frank B. O’Neil
-----------------------------------------------------
Frank B. O’Neil
                                                                                                                Senior Vice President